UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2022

LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-253583	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
On June 21, 2022, Leonardo DRS, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RADA Electronic Industries Ltd., a company organized under the laws of Israel (“RADA”), and Blackstart Ltd, a wholly owned subsidiary of the Company organized under the laws of Israel (“Merger Sub”), pursuant to which Merger Sub will be merged with and into RADA (the “Merger”), with RADA surviving the Merger as a wholly owned subsidiary of the Company. Consummation of the Merger is subject to the approval of RADA’s shareholders, the receipt of required regulatory approvals, and satisfaction of certain other closing conditions.
The Merger Agreement was approved by the board of directors of the Company (the “Company Board”), and the board of directors of RADA (the “RADA Board”), in each case, on the terms and subject to the conditions set forth in the Merger Agreement and the transactions contemplated thereby. The RADA Board has determined to recommend that its shareholders approve the Merger Agreement at a meeting to be held for such purpose (the “RADA Shareholder Meeting”, and such recommendation, the “RADA Recommendation”).
At the effective time of the Merger (the “Effective Time”), each ordinary share of RADA, par value NIS 0.03 per share (the “RADA Ordinary Shares”) issued and outstanding (other than: (i) shares held by the Company or Merger Sub and (ii) shares held by any direct or indirect subsidiary of the Company or RADA) (the “Eligible Shares”) will be converted into, and become exchangeable for one (the “Exchange Ratio”) share of common stock of the Company par value, $0.01 per share (the “Company Common Stock”) (the “Merger Consideration”). Immediately prior to the Effective Time, the shares of Company Common Stock held by Leonardo US Holding, Inc. (“US Holding”) will be split, as necessary (the “Stock Split”), such that, immediately following the Effective Time and the issuance of the shares of Company Common Stock to holders of RADA Ordinary Shares (“RADA Options”) and the treatment of options to purchase RADA Ordinary Shares as described in the following paragraph: (a)  US Holding will hold 80.5% of the issued and outstanding shares of Company Common Stock on a fully diluted basis (as calculated pursuant to the terms of the Merger Agreement); and (b) the holders of RADA Ordinary Shares, RADA Options and other RADA securities will hold or have entitlements to 19.5% of the issued and outstanding shares of Company Common Stock on a fully diluted basis (as calculated pursuant to the terms of the Merger Agreement).
Each outstanding option, whether vested or unvested, to purchase RADA Ordinary Shares under the 2015 Share Option Plan and 2021 Equity Incentive Plan (together, the “RADA Plans”) will be assumed by the Company and substituted with an option to purchase shares of Company Common Stock (the “Company Options”) in accordance with the terms of the Company’s Omnibus Equity Compensation Plan (the “Company Plan”) and stock option agreement by which it is evidenced. From and after the Effective Time, the number of shares of Company Common Stock subject to such Company Options shall be equal to the number of RADA Ordinary Shares subject to such RADA Options immediately prior to the Effective Time, multiplied by the Exchange Ratio, rounded down to the nearest whole share, and the per share exercise price under each such Company Option shall be equal to the exercise price per RADA Ordinary Share subject to such RADA Option immediately prior to the Effective Time divided by the Exchange Ratio (rounded up to the nearest whole cent). Each RADA Option holder’s right to exercise his or her Company Option under the Company Plan will be subject to substantially the same terms and conditions as were applicable to the RADA Plans immediately prior to the Effective Time, including the same vesting restrictions and continued service requirements and the same rights to vesting upon a qualifying termination of employment, to the extent applicable.
The Merger Agreement contains customary representations and warranties of the Company and RADA relating to their respective businesses and public filings, in each case generally subject to knowledge and materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company and RADA, including (i) covenants from the Company and RADA relating to conducting their respective business in the ordinary course consistent with past practice and refraining from taking certain types of actions without the other party’s consent and (ii) certain restrictions on RADA’s ability to solicit alternative acquisition proposals from third parties, and/or to provide information to third parties and to engage in discussions with third parties, in each case, in connection with alternative acquisition proposals, subject to certain exceptions.
The consummation of the Merger is subject to certain closing conditions, including (i) the approval of RADA’s shareholders (the “RADA Shareholder Approval”) at the RADA Shareholder Meeting, (ii) the approval for listing on NASDAQ of the shares of Company Common Stock issuable to the holders of RADA Ordinary Shares pursuant to the Merger Agreement shall have been authorized for listing on NASDAQ upon official notice of issuance, (iii) the Requisite Regulatory Approvals (as defined in the Merger Agreement) shall have been filed, been obtained or occurred and be in full force and effect without the imposition of any term, condition or consequence the acceptance of which would constitute a Substantial Detriment (as defined in the Merger Agreement), (iv) the absence of any law or order issued by any governmental entity enjoining or otherwise prohibiting the consummation of the Merger, (v) the effectiveness of the registration statement on Form S-4 to be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Merger Agreement, (vi) the elapsing of at least fifty (50) days after filing the merger proposal pursuant to the Merger Agreement with the Companies Register of the Israeli Corporations Authority and at least thirty (30) days after the RADA Shareholder Approval has been received, (vii) obtaining either (a) the applicable exemptions from the Israeli Securities Authority or approval of the Dual Listing Application (as defined in the Merger Agreement) or (b) publication of a prospectus in accordance with Israeli Securities Law, 5728-1968, in each case, as elected by the Company in its sole discretion, (viii) the Company shall have adopted an equity incentive plan of the Company mutually acceptable to the Company and RADA, (ix) the approval of the Israeli Investment Center of the Israeli Ministry of Economy and Industry providing an approval in principal regarding the change in ownership of RADA to be effected by the Merger, (x) the Specified Transaction (as defined in the Merger Agreement) shall have been consummated and (xi) certain other conditions specified in the Merger Agreement.
Prior to obtaining the RADA Shareholder Approval, the RADA Board may, in certain limited circumstances, withdraw or modify the RADA Recommendation or recommend or otherwise declare advisable any Superior Proposal (as defined in the Merger Agreement) (a “Change of Recommendation”), subject to complying with notice and other specified conditions, including giving the Company the opportunity to propose revisions to the terms of the transaction contemplated by the Merger Agreement during a match right period. If the RADA Board authorizes a Change of Recommendation and enters into an agreement for a Superior Proposal (as defined in the Merger Agreement), RADA will be required to pay a termination fee of $40 million (the “RADA Termination Fee”, and such termination, the “Fiduciary Out Termination”).
The Merger Agreement also provides for certain mutual termination rights of the Company and RADA, including the right of either party to terminate the Merger Agreement if the Merger is not consummated by June 30, 2023 (the “Outside Date”). Either party may also terminate the Merger Agreement if the RADA Shareholder Approval has not been obtained at the RADA Shareholder Meeting or a governmental order or law permanently restraining, enjoining or otherwise prohibiting consummation of the Merger becomes final and non-appealable. In addition, (a) the Company may terminate the Merger Agreement (i) if, prior to the RADA Shareholder Approval having been obtained, (A) there is a Change of Recommendation, (B) RADA materially breaches its “no shop” obligations as a result of or in connection with actions taken (or failed to be taken) by RADA’s management, certain key employees, financial advisors or legal advisors, or (C) RADA materially breaches its “no shop” obligations and such breach has resulted in the receipt of any Acquisition Proposal (as defined in the Merger Agreement) (the foregoing clauses (B) and (C), a "No Shop Breach Termination"), (ii) in the event of a material uncured breach by RADA of any of its representations, warranties or covenants in the Merger Agreement such that a closing condition cannot be satisfied or (iii) pursuant to the Specified Transaction Termination (as defined herein); and (b) RADA may terminate the Merger Agreement (i) if, prior to the RADA Shareholder Approval having been obtained, the RADA Board authorizes entry into an agreement for a Superior Proposal (as defined in the Merger Agreement) and RADA immediately pays the RADA Termination Fee, (ii) in the event of a material uncured breach by the Company of any of its representations, warranties or covenants in the Merger Agreement such that a closing condition cannot be satisfied, or (iii) the Company materially breaches its obligations with respect to an Alternative Offering (as defined in the Merger Agreement).

Pursuant to the terms of the Merger Agreement, RADA must pay the RADA Termination Fee to the Company in any of the following situations:
•(a)(i) either party terminates the Merger Agreement because the Merger has not been consummated prior to the Outside Date, (ii) either party terminates the Merger Agreement upon the RADA Shareholder Approval not being obtained at the RADA Shareholder Meeting or (iii) the Company terminates the Merger Agreement upon a material breach of the Merger Agreement by RADA and (b)(i) an alternative Acquisition Proposal (as defined in the Merger Agreement) has been made to RADA or any person has publicly announced an intention to make an Acquisition Proposal (as defined in the Merger Agreement) and such proposal has not been publicly withdrawn at least five (5) business days prior to the date of termination with respect to the Outside Date or the RADA Shareholder Meeting, as applicable and (ii) within twelve (12) months of such termination RADA has entered into an Alternative Acquisition Agreement (as defined in the Merger Agreement) or otherwise consummated an Acquisition Proposal (as defined in the Merger Agreement).
•If prior to obtaining the RADA Shareholder Approval the Company terminates the Merger Agreement because of a Change of Recommendation or a No Shop Breach Termination.
•The Fiduciary Out Termination.
•If RADA terminates the Merger Agreement at a time when the RADA Shareholder Approval has not been obtained and at such time the Company would also have been permitted to terminate the Merger Agreement because of the occurrence of a No Shop Breach Termination.
Pursuant to the terms of the Merger Agreement, the Company will be required to pay a termination fee of $40 million if the Merger Agreement is terminated by the Company (a) because the Merger has not been consummated prior to the Specified Transaction Deadline (as defined in the Merger Agreement), (b) at the time of such termination the Specified Transaction has not been consummated and all other closing conditions have been satisfied or waived (except those conditions that by their nature are to be satisfied at the closing of the Merger) and (c) the Company delivers written notice to RADA that it has elected to terminate the Merger Agreement no later than three (3) business days following the Specified Transaction Deadline and RADA stands ready to consummate the transactions on the date of such notice, (the “Specified Transaction Termination”).
Agreements to be Entered into in Connection with the Merger
The Merger Agreement contemplates that, at the closing of the Merger, the Company will enter into a registration rights agreement (the "Registration Rights Agreement") with Leonardo S.p.A, (“Company TopCo”) and US Holding, which, among other things, provides Company TopCo and its affiliated entities with customary demand, shelf and piggy-back registration rights, from and following the closing, to facilitate a public offering of the Company Common Stock held by US Holding. The Merger Agreement also contemplates that at the closing of the Merger, the Company, US Holding and Company TopCo will enter into a cooperation agreement (the "Cooperation Agreement") pursuant to which, among other things, (a) Company TopCo would have certain consent, access and cooperation rights, (b) US Holding would have certain consent rights over the Company and its subsidiaries, including over the creation or issuance of any new classes or series of stock (subject to customary exceptions), listing or delisting from any securities exchange, and making material changes to the Company’s accounting policies and changing the Company’s auditor, and (c) neither US Holding nor Company TopCo would have the ability to transfer any Company voting securities for a period of six months following the closing, except in connection with a change in control of the Company or for transfers to affiliates.
The foregoing descriptions of the Registration Rights Agreement and Cooperation Agreement do not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, forms of which are attached hereto as Exhibit 2.2 and Exhibit 2.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Financing
Prior to the closing, RADA must use its reasonable best efforts to provide customary assistance with the Company’s debt financing as is reasonably requested by the Company (provided that such cooperation does not unreasonably interfere with the ongoing operations of RADA and its subsidiaries), including assisting with the preparation of customary confidential information memoranda and lender presentations, participating in rating agency presentations and meetings with potential lenders, delivering requested information from time to time and cooperating with due diligence requests. In addition, the Company must use reasonable best efforts to repay its intercompany loan to US Holding prior to the closing.
Item 7.01. Regulation FD Disclosure
On June 21, 2022, the Company and RADA issued a press release announcing their entry into the Merger Agreement. The press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference. Additionally, furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that the Company and RADA prepared for use in connection with the Merger described above.
The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.
General
The foregoing description of the Merger Agreement does not purport to be a complete description and such description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into Item 1.01 of this Current Report on Form 8-K by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, RADA or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations, warranties and covenants by each of the parties thereto. These representations, warranties and covenants (A) were made solely for the benefit of the other parties to the Merger Agreement; (B) are subject to limitations agreed upon by the parties; (C) are not intended to be treated as categorical statements of fact, but rather as a way of allocating contractual risk among the parties; (D) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders; (E) are qualified by information in confidential disclosure schedules provided in connection with the signing of the Merger Agreement, which schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement; and (F) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Accordingly, investors and others should not rely on the representations, warranties and covenants, or any descriptions thereof, as statements of fact or as to the condition of the Company, RADA or any of their respective subsidiaries or affiliates. Further, the Merger Agreement should not be read alone but instead should be read in conjunction with the other information regarding the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement, the Company, RADA and their respective subsidiaries and affiliates that will be contained in, or incorporated by reference into, the prospectus that will be filed with the SEC, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K, Forms 20-F and Forms 6-K as well as other information that the Company and RADA may file with or furnish to the SEC.
Forward-looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or the Israeli Securities Law, 1968 (as applicable) regarding the Company and RADA including, but not limited to, statements related to the proposed acquisition of RADA and the anticipated timing, results and benefits thereof, statements regarding the expectations and beliefs of the board of directors of the Company, the Company management, the board of directors of RADA or RADA management, and other statements that are not historical facts. Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,”

“expect,” “plan,” “intend,” “poised,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could”. These forward-looking statements are based on the Company’s and RADA’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond the Company’s or RADA’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with the Company’s and RADA’s ability to complete the proposed acquisition on the proposed terms or on the anticipated timeline, or at all, including: risks and uncertainties related to securing the necessary regulatory and RADA shareholder approval and satisfaction of other closing conditions to consummate the proposed acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed acquisition; risks related to diverting the attention of the Company and/or RADA management from ongoing business operations; failure to realize the expected benefits of the proposed acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of litigation in connection with the proposed acquisition, including resulting expense or delay; the risk that RADA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for RADA’s business, including the uncertainty of financial performance and results of the Company or RADA following completion of the proposed acquisition; disruption from the proposed acquisition; effects relating to the announcement of the proposed acquisition or any further announcements or the consummation of the proposed acquisition on the market price of RADA common stock; the Company’s anticipated public listing on the NASDAQ and Tel-Aviv Stock Exchange upon the anticipated closing of the transaction; market volatility and changes in economic conditions; general U.S., Israeli and global social, economic, political, credit and business conditions; the pandemic created by the outbreak of COVID-19 and resulting effects on economic conditions; the ramifications of the Russia-Ukraine conflict; and other risks and uncertainties affecting the Company and RADA, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s and RADA’s SEC filings and reports, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, RADA’s Annual Report on Form 20-F for the fiscal year ended December 31, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which the Company or RADA are not currently aware may also affect each company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers of this Current Report on Form 8-K are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this Current Report on Form 8-K are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by the Company or RADA on their respective websites or otherwise. Except as otherwise required by law, neither the Company nor RADA undertakes any obligation, and each expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.
Additional Information and Where to Find It
In connection with the proposed acquisition, the Company will file with the SEC a registration statement on Form S-4 that will include a prospectus of the Company, and certain other documents in connection with the transaction. Each of the Company and RADA may also file other relevant documents with the SEC regarding the proposed acquisition. This Current Report on Form 8-K is not a substitute for the registration statement or any other document that the Company or RADA may file with the SEC with respect to the proposed acquisition. SHAREHOLDERS OF RADA ARE URGED TO READ THE PROSPECTUS AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DRS, RADA, THE TRANSACTION AND RELATED MATTERS. The registration statement and prospectus and other documents filed or furnished by DRS and RADA with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. Alternatively, stockholders will be able to obtain free copies of the registration statement, prospectus and other documents which will be filed or furnished with the SEC by DRS by contacting DRS at +1 877-538-0912 or 2345 Crystal Drive Suite 1000 Arlington, Virginia 22202.

No Offer or Solicitation
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This Current Report on Form 8-K does not constitute an offer of securities pursuant to the Israeli Securities Law, 1968, or a recommendation regarding the purchase of securities of RADA or DRS.

Item 9.01  Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 21, 2022, by and among Leonardo DRS, Inc., Blackstart Ltd and RADA Electronic Industries Ltd.*
10.1	Form of Registration Rights Agreement
10.2	Form of Cooperation Agreement
99.1	Press Release, dated June 21, 2022, jointly issued by Leonardo DRS, Inc. and RADA Electronic Industries Ltd.
99.2	Investor Presentation, dated June 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.

(Registrant)

Date: June 21, 2022	By:	/s/ Mark A. Dorfman

Mark A. Dorfman
Executive Vice President, General Counsel & Secretary